Exhibit 10.14

Execution Version

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”) is dated as of June 7, 2018 (the “Fifth Amendment Date”) and is entered into among Products Licensing LLC (the “Borrower”) and DBD Credit Funding LLC, as Administrative Agent, and the Lenders whose signatories are affixed hereto.

RECITALS

WHEREAS, the Borrower, the Lenders, and Administrative Agent have entered into that certain Credit Agreement dated as of June 24, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”); capitalized terms used (including in the preamble and recitals hereto) but not expressly defined herein shall have the meanings assigned to such terms thereafter in the Credit Agreement attached to the Fourth Amendment dated as of April 12, 2018 (“Fourth Amendment”) or in the Fourth Amendment itself.

WHEREAS, Borrower and Lenders have agreed to certain additional modifications to the Credit Agreement, including provisions relating to the 2018 Term Loan, as set forth herein..

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendments to Credit Agreement.

Effective immediately on the Fifth Amendment Date, the Credit Agreement is hereby amended as hereinbelow set forth:

(a)           Lenders’ commitment to make the 2018 Term Loan shall expire, if not therefore fully funded, on November 30, 2018, and not July 31, 2018.

(b)           Debtor shall pay the unfunded Commitment Fee, at the annual rate of 0.5% (50bps) of the principal amount of the 2018 Term Loan, calculated from and after the Fourth Amendment Date until the date the 2018 Term Loan is actually funded, on each Monthly Settlement Date, with the payment for the period from the Fourth Amendment Date until May 31, 2018, being due and payable on the Monthly Settlement Date for the Monthly Settlement Period ending May 31, 2018.

(c)           The definition of “Amortization Payment Amount” is amended in full to read as follows:

“Amortization Payment Amount” for any Monthly Settlement Date occurring after the Fourth Amendment Date (including the Monthly Settlement Date for the Monthly Settlement Period ending April 30, 2018) shall be $355,000.00, and for each Monthly Settlement Date that occurs after the date that the 2018 Term Loan is advanced to Borrower, in the amount of $408,333.00.”

(d)           The definition of “Commitment” is amended to read as follows:

“Commitment” means, from and after the Fourth Amendment Date, (a) as to any Lender, the aggregate principal amount of set forth in the Annex hereto, pro rata among them in the relative percentages set forth in the Annex hereto (the “2018 Commitment”), and (b) as to all Lenders, the aggregate Commitments of all Lenders to make the 2018 Term Loan. All other commitments to make any Loan, other than the 2018 Term Loan, have been fully satisfied.”

(e)           A new subdivision (vii) shall be added to Section 2.06(b) of the Credit Agreement reading as follows:

“(vii)     The principal sum of $16,000,000 shall be paid to Administrative Agent for the benefit of Lenders on the 30th day following funding of the 2018 Term Loan if by such date, the Reorganization (as defined in the Notice of Borrowing respecting the 2018 Term Loan) has not been completed.”

(f)            Subject to Section 2 of this Fifth Amendment, the Fourth Amendment Effective Date shall be deemed to have occurred concurrently with the effectiveness of the Fifth Amendment.

2.             Conditions Precedent to 2018 Term Loan. From and after the Fifth Amendment Effective Date, the Lenders’ obligations to make the 2018 Term Loan shall be subject only to delivery by Borrower to Administrative Agent of a Notice of Borrowing not later than three (3) Business days prior to funding, in the form attached hereto as Exhibit A, with any changes as may be approved in writing by Administrative Agent.

3.             Effectiveness. This Fifth Amendment shall be effective as of the date that (i) a fully executed copy of the First Amendment to Amended and Restated Guaranty and Security Agreement, substantially in the form attached hereto as Exhibit C, is delivered to Administrative Agent and (ii) an executed copy of the Secretary’s Certificate substantially in the form of Exhibit D, is delivered to Administrative Agent (the date that both such documents have been so delivered, being the “Fifth Amendment Effective Date”).

4.             Release. In consideration of the foregoing amendments to the Credit Agreement, Borrower and the other Loan Parties signatory hereto or who consent to this Fifth Amendment (on behalf of themselves and each of their respective Subsidiaries and Affiliates), and, to the extent the same is claimed by right of, through or under Borrower, for its past, present and future successors in title, representatives, assignees, agents, officers, directors and shareholders, does hereby and shall be deemed to have forever remised, released and discharged Lender and Administrative Agent, and their respective Affiliates, and any of the respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom Lender or any of its Affiliates would be liable if such persons or entities were found to be liable to Borrower or any other Loan Party, or any of them (collectively hereinafter the “Lender Parties”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including without limitation those arising under 11 U.S.C. §§ 541-550 and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Lender Parties, whether held in a personal or representative capacity, and which are based on any act, fact, event or omission or other matter, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with or relating to the Credit Agreement or any of the other Loan Documents, and the transactions contemplated hereby and thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing. Except for the obligations, assignments and agreements set forth herein, Borrower and each Loan Party hereby warrants, represents and agrees that it is fully aware of the provisions of California Civil Code Section 1542, which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

PBE, Borrower and each Loan Party hereby agrees that if and to the extent California law is applicable to the interpretation and enforcement of this letter agreement, each such Person expressly agrees to incorporate California Civil Code Section 1542 into this letter agreement and thereupon voluntarily waives the provisions of California Civil Code Section 1542, and any other similar law, as to any and all claims, demands, causes of action, or charges, known or unknown, and further agree that this waiver is a material aspect of the consideration for entering into letter agreement. Borrower hereby knowingly, voluntarily, intentionally and expressly waives and relinquishes any and all rights and benefits that it may have under any provision of any jurisdiction that provides that a general release does not extend to claims which the creditor does not know or suspect to exist in the creditor’s favor at the time of executing the release, which if known by the creditor have materially affected the creditor’s settlement with the debtor, or any law of the any state or territory of the United States or any foreign country or principle of common law that is similar or analogous. PBE, Borrower and each Loan Party hereby agrees and acknowledges that the foregoing waiver was separately bargained for. This waiver is an essential term of this Fifth Amendment, without which Lender would not have agreed to execute this Fifth Amendment. The release contained herein and the related provisions shall survive the termination of the Credit Agreement and payment in full of the Obligations.

5.             Waiver and Consent.

The Administrative Agent and Lenders signatory hereto hereby consent to the Reorganization (as defined in the Notice of Borrowing respecting the 2018 Term Loan) and waive any covenants or defaults under the Credit Agreement that may be triggered by the Borrower and Guarantors (i)  executing the Reorganization Documents substantially in all material respects in the forms attached as Exhibits to the Notice of Borrowing attached hereto and (ii) completing the Reorganization pursuant to such Reorganization Documents.

6.             Representations and Warranties.

(a)           The Borrower hereby represents and warrants that, as of the Fifth Amendment Date: (i) it has all requisite power and authority to enter into this Fifth Amendment and to carry out the transactions contemplated hereby; (ii) the execution and delivery of this Fifth Amendment, and performance of this Fifth Amendment have been duly authorized by all necessary corporate or other organizational action on the part of Borrower; (iii) this Fifth Amendment has been duly executed and delivered; and (iv) this Fifth Amendment is the legally valid and binding obligation of the Borrower, enforceable against Borrower in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principle of equity, regardless of whether considered in a proceeding in equity or at law.

(b)           The Borrower hereby represents and warrants that, as of the date hereof, no changes to Schedule 4.01 or schedule 4.06 of the Credit Agreement are necessary to make the corresponding representations and warranties in the Credit Agreement true as of the Fifth Amendment Date.

(c)           The Borrower hereby represents and warrants that, as of the Fifth Amendment Date, to the best of its knowledge, no Default or Event of Default has occurred and is continuing under the Credit Agreement or any of the other Loan Documents (in each case, as amended hereby).

7.             Counterparts; Severability; Integration. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement via fax or in “.pdf” format by electronic mail shall be binding, and as effective as delivery of a manually executed counterpart, and may be used as admissible evidence that the party so transmitting intends to be bound by the terms set forth herein. All provisions of this Fifth Amendment are severable, and the unenforceability or invalidity of any of the provisions of this Fifth Amendment shall not affect the validity or enforceability of the remaining provisions of this Fifth Amendment. Should any part of this Fifth Amendment be held invalid or unenforceable in any jurisdiction, the invalid or unenforceable portion or portions shall be removed (and no more) only in that jurisdiction, and the remainder shall be enforced as fully as possible (removing the minimum amount possible) in that jurisdiction. This Fifth Amendment represents the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, agreements and understandings with respect thereto, both written and oral. This Fifth Amendment may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no promises, undertakings, representations or warranties by any party hereto relative to the subject matter hereof not expressly set forth or referred to herein, and there are no unwritten or oral agreements between the parties.

8.             Governing Law; Consent to Jurisdiction; WAIVER OF JURY TRIAL. This Fifth Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without regard for its conflicts of laws principles. Sections 10.13 and 10.14 of the Credit Agreement are hereby incorporated by reference as if fully stated herein. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS FIFTH AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

9.             Loan Document; Successors and Assigns. This Fifth Amendment shall be deemed to be a Loan Document. This Fifth Amendment shall be binding upon the Borrower, the other Loan Parties, the Lender, the Administrative Agent, and each of their respective successors and permitted assigns and shall inure to the benefit of the respective successors and permitted assigns of the parties hereto and any other indemnified parties hereunder and their respective successors, permitted assigns and representatives.

10.           No Other Modification. The amendments set forth in Section 1 herein are limited as specified and shall not constitute or be deemed to constitute (i) an amendment, waiver or modification of, or consent to any deviation from, the terms and conditions of the Credit Agreement or any other Loan Document, except as expressly set forth herein, or (ii) an agreement by the Administrative Agent, or any Lender to consent to any future amendment, waiver, modification or consent with respect to any provision of the Credit Agreement or any other Loan Document. Except as expressly set forth herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and are hereby confirmed and ratified in all respects, including with respect to any security interest or Lien granted to the Agents pursuant to the terms of the Loan Documents. Upon the effectiveness of this Fifth Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

11.           No Waiver; Cumulative Remedies. No failure by Administrative Agent or any Lender to exercise any right, remedy, or option under this Fifth Amendment or any other Loan Document, or delay by Administrative Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by Administrative Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Administrative Agent or any Lender on any occasion shall affect or diminish Administrative Agent’s and each Lender’s rights thereafter to require strict performance by PBE, PEI and Borrower of any provision of this Fifth Amendment. Administrative Agent’s and each Lender’s rights under this Fifth Amendment and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Administrative Agent or any Lender may have.

12.           Costs and Expenses. Borrower agrees to reimburse Administrative Agent promptly after request for all reasonable and documented out of pocket costs and expenses (including the reasonable legal fees and disbursements of its legal counsel) in connection with the preparation and negotiation of this Fifth Amendment and/or all of the matters relating to the Loan referenced herein including review of all terms of the Reorganization.

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

PRODUCTS LICENSING LLC

By:	/s/ David Israel
Name: David Israel
Title: Chief Financial Officer

Signature Page to Fifth Amendment to Credit Agreement

ADMINISTRATIVE AGENT:	DBD CREDIT FUNDING LLC, as Administrative Agent
	By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

Signature Page to Fifth Amendment to Credit Agreement

LENDER:	DBDB FUNDING LLC
By:

	By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

Signature Page to Fifth Amendment to Credit Agreement

LENDER:	Fortress Credit opportunities iX CLO lIMITED
By: FCO IX CLO CM LLC
its Collateral Manager

	By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

Signature Page to Fifth Amendment to Credit Agreement

LENDER:	Fortress Credit opportunities V CLO limited
By: FCO V CLO CM LLC
its Collateral Manager

	By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

Signature Page to Fifth Amendment to Credit Agreement

LENDER:	Fortress Credit opportunities vi clo limited
By: FCO VI CLO CM LLC
its Collateral Manager

	By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

Signature Page to Fifth Amendment to Credit Agreement

LENDER:	Fortress Credit opportunities vii clo limited
By: FCO VII CLO CM LLC
its Collateral Manager

	By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

Signature Page to Fifth Amendment to Credit Agreement

CONSENT

The undersigned, being Guarantors of the Loans pursuant to that certain Amended and Restated Guaranty and Security Agreement dated as of July 20, 2017, (as heretofore amended, supplemented or modified to date, the “Restated Guaranty”) hereby consent to the foregoing Fifth Amendment.

PLAYBOY ENTERPRISES, INC.

By:	/s/ David Israel
Name: David Israel
Title: Chief Financial Officer

PLAYBOY ENTERPRISES INTERNATIONAL, INC.

By:	/s/ David Israel
Name: David Israel
Title: Chief Financial Officer

Annex

Name of Lender	New Commitment	Percentage
Fortress Credit Opportunities IX CLO Limited	$14,000,000.00	87.50%
Fortress Credit Opportunities VII CLO Limited	$1,000,000.00	6.25%
Fortress Credit Opportunities V CLO Limited	$1,000,000.00	6.25%
Total	$16,000,000.00	100.00%